UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2024
EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
EMPIRE STATE REALTY OP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street,	12th Floor
New York,	New York	10120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 687-8700
n/a
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange

Empire State Realty OP, L.P.
Series ES Operating Partnership Units	ESBA	NYSE Arca, Inc.
Series 60 Operating Partnership Units	OGCP	NYSE Arca, Inc.
Series 250 Operating Partnership Units	FISK	NYSE Arca, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Promotion of Christina Chiu to President

On February 20, 2024, Christina Chiu, age 43, formerly Executive Vice President, Chief Operating Officer and Chief Financial Officer of Empire State Realty Trust, Inc. (the “Company”), was promoted to serve as the Company’s President, effective as of such date. Anthony E. Malkin will continue to serve in the roles of Chairman of the board of directors (the “Board”) and Chief Executive Officer of the Company. The Board has determined not to fill the position of chief operating officer.

Ms. Chiu joined the Company as Executive Vice President and Chief Financial Officer in May 2020 and was promoted to the additional role of Chief Operating Officer in December 2022. In such roles, she has been responsible for financial reporting, capital markets, financial planning and analysis, investor relations, tax, treasury, as well as information technology, legal and human resources. Biographical information for Ms. Chiu can be found in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023, which such information is incorporated herein by reference.

Promotion of Stephen V. Horn to EVP, Chief Financial Officer & Chief Accounting Officer

On February 20, 2024, Stephen V. Horn, age 38, formerly Senior Vice President, Chief Accounting Officer of the Company, was promoted to Executive Vice President, Chief Financial Officer & Chief Accounting Officer of the Company, effective as of such date. Mr. Horn joined the Company as Deputy Chief Accounting Officer in December 2020 and was promoted to Chief Accounting Officer in February 2021. Prior to joining the Company, Mr. Horn spent over a decade with Ernst & Young LLP where he served as an auditor for a variety of clients, including some of the Company’s REIT peers and other real estate companies. Mr. Horn is a certified public accountant, and earned a Bachelor of Arts, Accounting degree and a Master of Science, Accounting degree from Michigan State University in 2008 and 2009, respectively.

There are no arrangements or understandings between Ms. Chiu or Mr. Horn and any other person pursuant to which either of the foregoing appointments would occur. Neither Ms. Chiu nor Mr. Horn has any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
On February 20, 2024, the Company issued a press release announcing the above-described appointments. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 20, 2024.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: February 20, 2024	By:	/s/ Heather L. Houston
	Name:	Heather L. Houston
	Title:	Secretary
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY OP, L.P. (Registrant) By: Empire State Realty Trust, Inc., as general partner

Date: February 20, 2024	By:	/s/ Heather L. Houston
	Name:	Heather L. Houston
	Title:	Secretary